UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
(Amendment No. 1)

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 26, 2020

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K containing Items 2.02 and 9.01, which was furnished by Harvard Bioscience, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on February 26, 2020 and assigned SEC Accession No. 0001171843-20-001256 (the “Original 8-K”). The purpose of this Amendment is to make clerical revisions in Exhibit 1 to the press release that was previously furnished as Exhibit 99.1 to the Original 8-K to provide the proper amounts for the three months ended December 31, 2019.

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2020, the Company issued a press release announcing financial results for the three and twelve months ended December 31, 2019 and the details of a related conference call to be held at 8:00 AM EST on February 26, 2020 (the “Original Press Release”). After release, the Company noted clerical errors in the Exhibit 1 to the Original Press Release as to the amounts for the three months ended December 31, 2019 and issued a revised draft of the press release to report the proper amounts (the “Revised Press Release”). The Revised Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained within the Revised Press Release amends and supersedes the information contained within the Original Press Release in all respects.

The information in Item 2.02 of this Current Report on Form 8-K/A and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index	Description
99.1	Revised press release issued by Harvard Bioscience, Inc. on February 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: February 26, 2020	By:	/s/ James Green
James Green
Chief Executive Officer